UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-06260)

Quaker Investment Trust
(Exact name of registrant as specified in charter)

2500 Weston Road, Suite 101
Weston, FL 33331
(Address of principal executive offices) (Zip code)

Alyssa Greenspan
Quaker Investment Trust
2500 Weston Road, Suite 101
Weston, FL 33331
(Name and address of agent for service)

(800) 220-8888
Registrant's telephone number, including area code

Date of fiscal year end: June 30, 2019

Date of reporting period:  June 30, 2019

Item 1. Report to Stockholders.

Annual Report
June 30, 2019

Quaker Impact Growth Fund
(Formerly Quaker Strategic Growth Fund)

Quaker Small/Mid-Cap Impact Value Fund
(Formerly Quaker Small-Cap Value Fund)

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.quakerfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling toll-free 800-220-8888 or by sending an email request to the Funds at info@ccminvests.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call toll-free 800-220-8888 or send an email request to info@ccminvests.com to let the Funds know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held with the fund complex if you invest directly with the Funds.

Mutual fund investing involves risk. Principal loss is possible.

This report must be preceded or accompanied by a current prospectus.

The opinions expressed are those of the adviser through the end of the period for this report, are subject to change, are not a guarantee, and should not be considered investment advice.

Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security.  Current and future holdings are subject to risk.

Chair’s Letter to the Shareholders (unaudited)

June 30, 2019

Dear Shareholders:

On behalf of the Board of Trustees of the Quaker Investment Trust, I am pleased to present the Annual Report to Shareholders for the year ended June 30, 2019.

We applaud the disciplined and productive efforts of Community Capital Management, Inc., registered investment advisor to the Trust, for their work in restructuring and repositioning the Fund portfolios and we thank you, our shareholders, for your investments.  We appreciate your continued confidence.

Sincerely,

James R. Brinton
Chair and Lead Independent Trustee

Quaker Investment Trust

Performance Update (unaudited)

Quaker Impact Growth Fund (QUAGX, QAGIX)
(formerly Quaker Strategic Growth Fund)

OBJECTIVES AND PRINCIPAL STRATEGIES

The Fund seeks to provide long-term growth of capital. The Fund invests primarily in securities of domestic, and to a lesser extent foreign, companies of any size. The Fund will, under normal market conditions, employ a tactical allocation philosophy.

PERFORMANCE REVIEW AND MARKET OUTLOOK

The Quaker Impact Growth Fund returned 7.37% for the fiscal year ending June 30, 2019, underperforming the S&P 500’s return of 10.42%. Community Capital Management, Inc. (“CCM”) has been managing the portfolio since January 1, 2018.

The portfolio’s strategy remains unchanged since CCM began managing the Fund, and the Fund continues to be managed with a focus on sustainability. The portfolio is weighted to more than 50% of companies that we believe are creating a net benefit to society through their focus on social wellbeing and/or preserving and protecting the environment.  We define these companies as moderate positive impact or strong positive impact. Investments that fall under this umbrella range from pharmaceutical and healthcare services companies to renewable energy producers and electric vehicle manufacturers, to banks with strong community development efforts.

The Fund’s strategy is a significantly differentiated approach to many other growth funds. Many of the portfolio’s constituents lay outside the Fund’s benchmark index despite what we see as above average growth profiles and/or better balance sheets than many peers.

Sincerely,

The Portfolio Management Team

2019 ANNUAL REPORT

Performance Update (unaudited) (continued)

Quaker Impact Growth Fund
(formerly Quaker Strategic Growth Fund)

TOTAL NET ASSETS:
AS OF JUNE 30, 2019
$62,037,988

Top 10 Holdings* (% of net assets)
Microsoft Corp.	5.0%
Amazon.com Inc.	3.3%
Berkshire Hathaway Inc. Cl B	3.1%
Apple Inc.	2.9%
Facebook Inc. Cl A	2.8%
JPMorgan Chase & Co.	2.0%
Alphabet Inc. Cl C	2.0%
Alphabet Inc. Cl A	1.9%
Pattern Energy Group Inc.	1.8%
Mastercard Inc. Cl A	1.5%
% Fund Total	26.3%
* Includes Long-Term Investments only.

Sectors (% of net assets)

2019 ANNUAL REPORT

Performance Update (unaudited) (continued)

Quaker Impact Growth Fund (QUAGX, QAGIX)
(formerly Quaker Strategic Growth Fund)

Growth of a Hypothetical $10,000 Investment
June 30, 2019

Average Annualized Total Return
				Inception
	Expense	Inception		through
	Ratio*	Date	One Year	6/30/19+
Advisor Class (formerly Class A)	2.28%	1/1/18	7.37%	7.68%
Institutional Class	2.03%	1/1/18	7.66%	7.97%
S&P 500® Total Return Index**			10.42%	8.75%
*	As stated in the Prospectus dated October 2, 2018 and supplemented February 1, 2019.
**	The benchmark since inception returns are calculated since CCM began managing the Fund on January 1, 2018 through June 30, 2019.
+
On February 1, 2019, the Fund amended and restated its Registration Statement to change the performance reporting history. The inception date for the Fund’s performance history is now January 1, 2018, the date Community Capital Management, Inc. became the new investment adviser to the Fund.

Performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. Performance data current to the most recent month end is available at www.quakerfunds.com or by calling us toll free at 800-220-8888. Total return includes reinvestment of dividends and capital gains.

The performance table does not reflect the deduction of taxes that a shareholder might pay on fund distributions or the redemption of fund shares. Total return calculations reflect expense reimbursements and fee waivers in the applicable periods. See financial highlights for periods where fees were waived or reimbursed.

The Fund’s portfolio holdings may differ significantly from the securities held in the index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses. You cannot invest directly in an index.

The S&P 500® Total Return Index (“S&P 500® Index”) is a widely recognized, unmanaged index consisting of the approximately 500 largest companies in the United States as measured by market capitalization. The S&P 500® Index assumes reinvestment of all dividends and distributions.

2019 ANNUAL REPORT

Performance Update (unaudited)

Quaker Small/Mid-Cap Impact Value Fund (QUSVX, QSVIX)
(formerly Quaker Small-Cap Value Fund)

OBJECTIVES AND PRINCIPAL STRATEGIES

The Fund seeks to provide long-term growth of capital. Under normal circumstances, the Fund will invest at least 80% of its assets, plus the amount of any borrowings for investment purposes, in the securities of small- and mid-cap U.S. companies.  The Fund generally considers small- and mid-cap companies to be those companies represented by the Russell 2000® Index and the Russell 2500® Index.

PERFORMANCE REVIEW AND MARKET OUTLOOK

The Fund returned 3.17% for the fiscal year ended June 30, 2019, outperforming the Russell 2500 Value Index return of -1.92%.

Community Capital Management, Inc. has been managing the Fund since January 2018. Since the end of the Fund’s last fiscal year, we have further concentrated the portfolio from 66 positions to 44 positions.  We anticipate the number of investments will remain between approximately 40 and 50 positions going forward.

The Fund’s outperformance versus its benchmark occurred primarily during the calendar fourth quarter of 2018 and the calendar first quarter of 2019. During the calendar fourth quarter of 2018, the market saw a strong overall decline from its peak. Although the Fund was down 12.07% during the period, it outperformed the Russell 2500 Value Index by 505 basis points. When markets rebounded during the calendar first quarter of 2019, the Fund returned 15.17%, outperforming its benchmark by 205 basis points.

The outperformance during the calendar fourth quarter of 2018 is attributable to the Fund’s differentiation of holdings versus its benchmark and our focus on structuring the portfolio with investments that we believe have the potential to outperform in down markets. The sell off during this time period provided the opportunity to increase our holdings in investments within the portfolio that we believed provided great risk/reward opportunities based on their valuations and future prospects. Our increased exposure to these investments helped drive the portfolio’s outperformance versus the Russell 2500 Value Index during the calendar first quarter of 2019.

The -0.10% return and the 199 basis point underperformance during the calendar second quarter of 2019 was primarily the result of a few positions underperforming during the quarter. Some of those positions were sold out or reduced during the period. At the same time, we increased our exposure to other underperforming names in sectors such as consumer entertainment and REITs because we still had or have strong conviction in their future prospects.

In addition to further reducing the number of investments and thereby increasing the concentration of each investment, we continue to structure the portfolio to have a major percentage of the holdings in investments we have characterized as moderate positive impact and strong positive impact. We have extensively reviewed and discussed each holding in the portfolio in determining our rating of the company’s impact on the environment and social well-being. Companies that we consider to be moderate positive impact or strong positive impact represent multiple different industries including low-income housing, amusement parks, and renewable energy producers.

Positive impact companies tend to be well-known and in growth industries such as healthcare and technology.  However, there are instances where companies benefit society while flying under the radar, making them opportunistic value investments.

It continues to remain a difficult environment for value investments as the long stretch of growth outperforming value has continued to live on. However, we believe the multi-year outperformance of growth over value investments has created opportunities to find small and middle market cap companies providing excellent relative and absolute value situations.

Sincerely,

The Portfolio Management Team

2019 ANNUAL REPORT

Performance Update (unaudited) (continued)

Quaker Small/Mid-Cap Impact Value Fund
(formerly Quaker Small-Cap Value Fund)

TOTAL NET ASSETS:
AS OF JUNE 30, 2019
$19,986,376

Top 10 Holdings* (% of net assets)
Starwood Property Trust Inc.	4.7%
Independence Realty Trust Inc.	4.6%
Aircastle Ltd.	4.5%
Skyline Champion Corp.	4.1%
Pattern Energy Group Inc.	4.0%
Papa John’s International Inc.	4.0%
Enviva Partners LP	4.0%
Six Flags Entertainment Corp.	4.0%
AMC Entertainment Holdings Inc.	4.0%
Raymond James Financial Inc.	3.9%
% Fund Total	41.8%
* Includes Long-Term Investments only.

Sectors (% of net assets)

2019 ANNUAL REPORT

Performance Update (unaudited) (continued)

Quaker Small/Mid-Cap Impact Value Fund (QUSVX, QSVIX)
(formerly Quaker Small-Cap Value Fund)

Growth of a Hypothetical $10,000 Investment
June 30, 2019

Average Annualized Total Return
	Gross	Net			Inception
	Expense	Expense	Inception		through
	Ratio*	Ratio*	Date	One Year	6/30/19+
Advisor Class (formerly Class A)	2.47%	1.61%	1/1/18	3.17%	4.51%
Institutional Class	2.22%	1.36%	1/1/18	3.47%	4.81%
Russell 2500® Value Index**				-1.92%	0.68%
Russell 2500® Index**				1.77%	4.84%
Russell 2000® Index**				-3.31%	2.73%
*
As stated in the Prospectus dated October 2, 2018, supplemented February 1, 2019 and further supplemented May 1, 2019. On May 1, 2019, the Adviser has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any Rule 12b-1 fees, taxes, interest, acquired fund fees and expenses, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, liquidations and other extraordinary expenses) in order to prevent total annual fund operating expenses from exceeding 1.30% of the Fund’s average daily net assets from May 1, 2019 through April 30, 2020.  Pursuant to its expense limitation agreement with the Fund, the Adviser is entitled to recoup any fees that it waived and/or Fund expenses that it paid for a period of three years.

**	The benchmark since inception returns are calculated since CCM began managing the Fund on January 1, 2018 through June 30, 2019.
+
On February 1, 2019, the Fund amended and restated its Registration Statement to change the performance reporting history. The inception date for the Fund’s performance history is now January 1, 2018, the date Community Capital Management, Inc. became the new investment adviser to the Fund.

Performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. Performance data current to the most recent month end is available at www.quakerfunds.com or by calling us toll free at 800-220-8888. Total return includes reinvestment of dividends and capital gains.

The performance table does not reflect the deduction of taxes that a shareholder might pay on fund distributions or the redemption of fund shares. Total return calculations reflect expense reimbursements and fee waivers in the applicable periods.

The Fund’s portfolio holdings may differ significantly from the securities held in the index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses. You cannot invest directly in an index.

The Russell 2000® Index is a widely recognized, unmanaged index comprised of the smallest 2000 companies represented in the Russell 3000® Index. The Russell 2500® Index is a widely recognized, unmanaged index comprised of the smallest 2500 companies represented in the Russell 3000® Index.

2019 ANNUAL REPORT

Expense Information (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.  The example is based on an investment of $1,000 invested at the beginning of the (six-month) period and held for the entire period January 1, 2019 through June 30, 2019.

ACTUAL EXPENSES

The first section of each table below provides information about actual account values and actual expenses for each of the Funds.  You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number  in the applicable line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of each table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund to other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

		Beginning	Annualized	Ending
		Account Value	Expense Ratio	Account Value	Expenses Paid
		(1/1/2019)	for the Period	(6/30/2019)	During Period*
Impact Growth (formerly Strategic Growth)
Example based on actual return of:
Advisor Class (formerly Class A)	20.07%	$1,000.00	2.29%	$1,200.70	$12.50
Institutional Class	20.27%	1,000.00	2.04%	1,202.70	11.14
Hypothetical example based on assumed 5% return:
Advisor Class (formerly Class A)		1,000.00	2.29%	1,013.44	11.43
Institutional Class		1,000.00	2.04%	1,014.68	10.19
Small/Mid-Cap Impact Value (formerly Small-Cap Value)
Example based on actual return of:
Advisor Class (formerly Class A)	14.91%	1,000.00	2.24%	1,149.10	11.94
Institutional Class	15.10%	1,000.00	1.96%	1,151.00	10.45
Hypothetical example based on assumed 5% return:
Advisor Class (formerly Class A)		1,000.00	2.24%	1,013.69	11.18
Institutional Class		1,000.00	1.96%	1,015.08	9.79
*
Expenses are equal to the Funds’ annualized six-month expense ratios multiplied by the average account value over the period multiplied by the number of days in the most recent fiscal half year (181) divided by 365 to reflect the one-half year period.

2019 ANNUAL REPORT

Schedule of Investments

Quaker Impact Growth Fund
(formerly Quaker Strategic Growth Fund)
June 30, 2019

	Number	Fair
	of Shares	Value
Long-Term Investments — 99.0%
Common Stocks — 95.0%
Basic Materials — 1.6%
Chemicals — 1.6%
Albemarle Corp.	2,069	$145,678
FMC Corp.	2,710	224,795
Hawkins Inc.	6,579	285,595
Innospec Inc.	3,472	316,785
		972,853
Mining — 0.0%
Livent Corp. (a)	2,434	16,843
Total Basic Materials
(Cost $986,126)		989,696
Communications — 16.3%
Internet — 11.4%
Alphabet Inc. Cl A (a)	1,060	1,147,768
Alphabet Inc. Cl C (a)	1,128	1,219,267
Amazon.com Inc. (a)	1,080	2,045,120
Booking Holdings Inc. (a)	166	311,202
Facebook Inc. Cl A (a)	9,000	1,737,000
Farfetch Ltd. (a) f	10,000	208,000
Netflix Inc. (a)	1,000	367,320
		7,035,677
Media — 2.7%
Charter Communications Inc. (a)	514	203,122
Comcast Corp.	16,000	676,480
The New York Times Co.	20,000	652,400
Sirius XM Holdings Inc.	30,000	167,400
		1,699,402
Telecommunications — 2.2%
AT&T Inc.	21,000	703,710
Cisco Systems Inc.	6,000	328,380
Verizon Communications Inc.	6,000	342,780
		1,374,870
Total Communications
(Cost $8,153,439)		10,109,949
Consumer, Cyclical — 9.6%
Apparel — 0.5%
adidas AG -SP-ADR f	2,000	308,420
Auto Manufacturers — 0.5%
Blue Bird Corp. (a)	10,366	204,106
REV Group Inc.	8,610	124,070
		328,176
Auto Parts & Equipment — 0.4%
Aptiv PLC f	2,886	233,275
Entertainment — 3.3%
AMC Entertainment Holdings Inc.	50,000	466,500
IMAX Corp. (a) f	26,000	525,200
Six Flags Entertainment Corp.	13,500	670,680
Vail Resorts Inc.	1,565	349,277
		2,011,657
Lodging — 0.5%
Marriott International Inc.	2,134	299,379
Retail — 4.4%
Guess? Inc.	20,000	323,000
The Home Depot Inc.	2,870	596,874
Papa John’s International Inc.	15,000	670,800
Ross Stores Inc.	3,412	338,198
Starbucks Corp.	5,957	499,375
The TJX Cos. Inc.	6,100	322,568
		2,750,815
Total Consumer, Cyclical
(Cost $6,059,790)		5,931,722
Consumer, Non-cyclical — 16.3%
Beverages — 0.2%
Farmer Brothers Co. (a)	6,598	108,009
Biotechnology — 3.7%
Alexion Pharmaceuticals Inc. (a)	1,886	247,028
Amgen Inc.	2,641	486,683
Biogen Inc. (a)	688	160,903
Celgene Corp. (a)	3,500	323,540
Illumina Inc. (a)	985	362,628
MYOS RENS Technology Inc. (a)	142,452	216,527
Regeneron Pharmaceuticals Inc. (a)	750	234,750
Vertex Pharmaceuticals Inc. (a)	1,432	262,600
		2,294,659

The accompanying notes are an integral part of the financial statements.
2019 ANNUAL REPORT

Schedule of Investments (continued)

Quaker Impact Growth Fund
(formerly Quaker Strategic Growth Fund)
June 30, 2019

	Number	Fair
	of Shares	Value
Common Stocks — 95.0% (Continued)
Commercial Services — 1.7%
ASGN Inc. (a)	8,000	$484,800
IHS Markit Ltd. (a) f	3,648	232,450
PayPal Holdings Inc. (a)	3,243	371,194
		1,088,444
Food — 0.5%
Conagra Brands Inc.	4,720	125,175
Lamb Weston Holdings Inc.	2,995	189,763
		314,938
Healthcare-Products — 6.9%
Align Technology Inc. (a)	934	255,636
Becton Dickinson and Co.	995	250,750
The Cooper Cos. Inc.	960	323,414
DENTSPLY SIRONA Inc.	3,794	221,418
Edwards Lifesciences Corp. (a)	1,716	317,014
Henry Schein Inc. (a)	2,000	139,800
Hologic Inc. (a)	5,723	274,818
IDEXX Laboratories Inc. (a)	1,244	342,511
Intuitive Surgical Inc. (a)	546	286,404
LivaNova PLC (a) f	4,700	338,212
Medtronic PLC f	4,522	440,398
Patterson Cos. Inc.	6,614	151,461
Stryker Corp.	1,417	291,307
Thermo Fisher Scientific Inc.	1,452	426,423
Zimmer Biomet Holdings Inc.	1,869	220,056
		4,279,622
Healthcare-Services — 1.4%
HCA Healthcare Inc.	2,215	299,402
IQVIA Holdings Inc. (a)	2,207	355,106
Laboratory Corp. of
America Holdings (a)	1,292	223,387
		877,895
Pharmaceuticals — 1.9%
AbbVie Inc.	2,221	161,511
Green Growth Brands Inc. (a) f	40,000	86,442
Merck & Co. Inc.	5,000	419,250
Perrigo Co. PLC f	2,552	121,526
Pfizer Inc.	8,566	371,079
		1,159,808
Total Consumer, Non-cyclical
(Cost $8,957,688)		10,123,375
Energy — 9.2%
Energy-Alternate Sources — 6.4%
Canadian Solar Inc. (a) f	12,761	278,573
Enviva Partners LP	10,036	315,331
NextEra Energy Partners LP	8,372	403,949
Pattern Energy Group Inc.	47,500	1,096,775
Plug Power Inc. (a)	113,424	255,204
SolarEdge Technologies Inc. (a)	6,693	418,045
TerraForm Power Inc.	29,559	422,694
TPI Composites Inc. (a)	12,495	308,876
Vestas Wind Systems A/S - ADR f	2,782	80,149
Vivint Solar Inc. (a)	54,979	401,347
		3,980,943
Pipelines — 2.8%
Cheniere Energy Partners LP	737	31,087
Crestwood Equity Partners LP	23,428	838,019
Enterprise Products Partners LP	30,000	866,100
		1,735,206
Total Energy
(Cost $4,389,325)		5,716,149
Financial — 19.1%
Banks — 10.0%
Bank of America Corp.	28,000	812,000
Bank of Hawaii Corp.	1,688	139,952
BB&T Corp.	2,614	128,426
BOK Financial Corp.	1,477	111,484
Chemical Financial Corp.	2,513	103,309
Citigroup Inc.	7,501	525,295
Citizens Financial Group Inc.	3,152	111,455
Comerica Inc.	1,485	107,870
Commerce Bancshares Inc.	2,544	151,775
Fifth Third Bancorp	4,296	119,858
First Interstate BancSystem Inc.	3,472	137,526
First Midwest Bancorp Inc.	3,000	61,410
JPMorgan Chase & Co.	11,000	1,229,800
KeyCorp	6,729	119,440
Lakeland Bancorp Inc.	7,105	114,746
M&T Bank Corp.	750	127,553
Morgan Stanley	6,174	270,483
Nicolet Bankshares Inc. (a)	2,584	160,363
Old National Bancorp	8,055	133,632

The accompanying notes are an integral part of the financial statements.
2019 ANNUAL REPORT

Schedule of Investments (continued)

Quaker Impact Growth Fund
(formerly Quaker Strategic Growth Fund)
June 30, 2019

	Number	Fair
	of Shares	Value
Common Stocks — 95.0% (Continued)
Banks (Continued)
The PNC Financial Services Group Inc.	910	$124,925
Seacoast Banking Corp. of Florida (a)	5,646	143,634
Southside Bancshares Inc.	2,000	64,760
State Street Corp.	1,361	76,298
TCF Financial Corp.	6,492	134,969
Tompkins Financial Corp.	1,749	142,718
TowneBank	4,811	131,244
TriState Capital Holdings Inc. (a)	6,090	129,961
Triumph Bancorp Inc. (a)	3,603	104,667
Trustmark Corp.	2,200	73,150
UMB Financial Corp.	1,873	123,281
U.S. Bancorp	2,567	134,511
WesBanco Inc.	3,335	128,564
		6,179,059
Diversified Financial Services — 4.6%
Aircastle Ltd. f	7,000	148,820
Ameriprise Financial Inc.	2,000	290,320
BlackRock Inc.	264	123,895
CME Group Inc.	865	167,905
Intercontinental Exchange Inc.	2,020	173,599
Mastercard Inc. Cl A	3,500	925,855
Raymond James Financial Inc.	1,621	137,056
Visa Inc. Cl A	5,050	876,427
		2,843,877
Insurance — 3.6%
Berkshire Hathaway Inc. Cl B (a)	9,000	1,918,530
Chubb Ltd. f	958	141,104
Prudential Financial Inc.	1,285	129,785
Tiptree Inc.	11,000	69,300
		2,258,719
Private Equity — 0.3%
The Blackstone Group LP	4,021	178,613
Savings & Loans — 0.6%
OceanFirst Financial Corp.	5,310	131,953
Provident Financial Services Inc.	5,476	132,793
WSFS Financial Corp.	2,719	112,295
		377,041
Total Financial
(Cost $10,075,994)		11,837,309
Industrial — 8.7%
Building Materials — 0.9%
Apogee Enterprises Inc.	5,433	236,010
Forterra Inc. (a)	8,556	42,523
Lennox International Inc.	981	269,775
		548,308
Electronics — 2.9%
Advanced Energy Industries Inc. (a)	3,544	199,421
Badger Meter Inc.	3,548	211,780
II-VI Inc. (a)	5,278	192,964
PerkinElmer Inc.	2,922	281,505
Tech Data Corp. (a)	6,000	627,600
Woodward Inc.	2,312	261,626
		1,774,896
Engineering & Construction — 0.8%
Argan Inc.	4,208	170,676
Comfort Systems U.S.A. Inc.	5,702	290,745
		461,421
Environmental Control — 0.6%
Energy Recovery Inc. (a)	23,036	240,035
US Ecology Inc.	2,350	139,919
		379,954
Hand & Machine Tools — 0.3%
Franklin Electric Co. Inc.	3,867	183,683
Machinery-Construction & Mining — 0.2%
Hyster Yale Materials Handling Inc.	2,519	139,200
Machinery-Diversified — 1.3%
Columbus McKinnon Corp.	4,703	197,385
IDEX Corp.	1,492	256,833
Wabtec Corp.	2,291	164,402
Xylem Inc.	2,293	191,787
		810,407
Miscellaneous Manufacturing — 1.7%
A.O. Smith Corp.	2,661	125,493
Donaldson Co. Inc.	3,517	178,875
ESCO Technologies Inc.	2,665	220,182
Federal Signal Corp.	8,699	232,698
Hillenbrand Inc.	8,000	316,560
		1,073,808
Total Industrial
(Cost $4,689,281)		5,371,677

The accompanying notes are an integral part of the financial statements.
2019 ANNUAL REPORT

Schedule of Investments (continued)

Quaker Impact Growth Fund
(formerly Quaker Strategic Growth Fund)
June 30, 2019

	Number	Fair
	of Shares	Value
Common Stocks — 95.0% (Continued)
Technology — 12.4%
Computers — 3.0%
Apple Inc.	9,000	$1,781,280
Western Digital Corp.	2,000	95,100
		1,876,380
Semiconductors — 1.7%
Analog Devices Inc.	2,327	262,649
Applied Materials Inc.	3,332	149,640
NVIDIA Corp.	1,700	279,191
NXP Semiconductor NV f	2,000	195,220
Veeco Instruments Inc. (a)	11,360	138,819
		1,025,519
Software — 7.7%
Adobe Systems Inc. (a)	1,400	412,510
Cerner Corp.	3,484	255,377
Covetrus Inc. (a)	800	19,568
Electronic Arts Inc. (a)	2,619	265,200
ImageWare Systems Inc. (a)	125,000	116,250
Microsoft Corp.	23,230	3,111,891
salesforce.com Inc. (a)	1,884	285,859
VMware Inc.	2,000	334,420
		4,801,075
Total Technology
(Cost $5,403,210)		7,702,974
Utilities — 1.8%
Electric — 1.8%
Brookfield Renewable Partners LP f	10,276	355,447
NextEra Energy Inc.	2,199	450,487
Ormat Technologies Inc.	5,116	324,303
		1,130,237
Total Utilities
(Cost $958,066)		1,130,237
Total Common Stocks
(Cost $49,672,919)		58,913,088

Real Estate Investment Trusts — 3.9%
American Tower Corp.	1,211	247,589
Community Healthcare Trust Inc.	8,144	320,955
Equinix Inc.	765	385,782
Independence Realty Trust Inc.	70,000	809,900
Physicians Realty Trust	12,996	226,650
Starwood Property Trust Inc.	14,129	321,011
Ventas Inc.	1,961	134,034
		2,445,921
Total Real Estate Investment Trusts
(Cost $1,944,006)		2,445,921

Escrow Shares — 0.1%
Consumer, Cyclical — 0.1%
Airlines — 0.1%
AMR Corp. (a)*^	218,835	67,839
Total Escrow Shares
(Cost $24,536)		67,839

	Par Value
Escrow Notes — 0.0%
Consumer, Cyclical — 0.0%
Retail — 0.0%
CB Trailer Bridge Inc.
(Toys R Us) (a)*^	$66,000	0
Total Escrow Notes
(Cost $65,792)		0
Total Long-Term Investments
(Cost $51,707,253)		61,426,848

The accompanying notes are an integral part of the financial statements.
2019 ANNUAL REPORT

Schedule of Investments (continued)

Quaker Impact Growth Fund
(formerly Quaker Strategic Growth Fund)
June 30, 2019

	Number	Fair
	of Shares	Value
Short-Term Investments — 0.8%
Money Market Fund — 0.8%
First American Government
Obligations Fund, Cl X, 2.285% (b)	484,314	$484,314
Total Short-Term Investments
(Cost $484,314)		484,314
Total Investments
(Cost $52,191,567) — 99.8%		61,911,162
Other Assets in Excess
of Liabilities, Net 0.2%		126,826
Total Net Assets — 100.0%		$62,037,988

ADR - American Depositary Receipt
SP-ADR - Sponsored American Depositary Receipt
(a)	Non-income producing security.
(b)	The rate quoted is the annualized 7 day yield as of June 30, 2019.
f	Foreign issued security.
*	Indicates an illiquid security. Total market value for illiquid securities is $67,839, representing 0.1% of net assets.
^	Indicates a fair valued security. Total market value for fair valued securities is $67,839, representing 0.1% of net assets and level 3 securities.

The accompanying notes are an integral part of the financial statements.
2019 ANNUAL REPORT

Schedule of Investments

Quaker Small/Mid-Cap Impact Value Fund
(formerly Quaker Small-Cap Value Fund)
June 30, 2019

	Number	Fair
	of Shares	Value
Long-Term Investments — 91.0%
Common Stocks — 71.3%
Communications — 1.6%
Media — 1.6%
The New York Times Co.	10,000	$326,200
Total Communications
(Cost $245,401)		326,200
Consumer, Cyclical — 23.8%
Apparel — 0.9%
Capri Holdings Ltd. (a) f	5,000	173,400
Entertainment — 11.4%
AMC Entertainment Holdings Inc.	85,000	793,050
Cinemark Holdings Inc.	6,000	216,600
IMAX Corp. (a) f	24,000	484,800
Six Flags Entertainment Corp.	16,000	794,880
		2,289,330
Home Builders — 6.0%
Lennar Corp.	8,000	387,680
Skyline Champion Corp. (a)	30,000	821,400
		1,209,080
Leisure Time — 0.9%
Callaway Golf Co.	10,000	171,600
Retail — 4.6%
Guess? Inc.	7,000	113,050
Papa John’s International Inc.	18,000	804,960
		918,010
Total Consumer, Cyclical
(Cost $5,137,689)		4,761,420
Consumer, Non-cyclical — 5.8%
Agriculture — 0.6%
Village Farms International Inc. (a) f	10,000	114,400
Commercial Services — 2.6%
ASGN Inc. (a)	8,500	515,100
Food — 1.4%
Conagra Brands Inc.	10,500	278,460
Healthcare-Products — 1.2%
LivaNova PLC (a) f	3,500	251,860
Healthcare-Services — 0.0%
Nobilis Health Corp. (a) f	38,393	5,548
Total Consumer, Non-cyclical
(Cost $1,282,019)		1,165,368
Energy — 13.5%
Energy-Alternate Sources — 8.0%
Enviva Partners LP	25,501	801,241
Pattern Energy Group Inc.	35,000	808,150
		1,609,391
Pipelines — 5.5%
Crestwood Equity Partners LP	20,000	715,400
Enterprise Products Partners LP	13,000	375,310
		1,090,710
Total Energy
(Cost $2,218,514)		2,700,101
Financial — 23.4%
Banks — 4.7%
Financial Institutions Inc.	5,055	147,353
Synovus Financial Corp.	18,000	630,000
TriCo Bancshares	4,461	168,626
		945,979
Diversified Financial Services — 10.8%
Aircastle Ltd. f	42,000	892,920
Ameriprise Financial Inc.	1,000	145,160
Lazard Ltd. f	10,300	354,217
Raymond James Financial Inc.	9,200	777,860
		2,170,157
Insurance — 5.7%
Reinsurance Group of
America Inc. Cl A	1,600	249,648
Tiptree Inc.	70,000	441,000
Torchmark Corp.	4,926	440,680
		1,131,328
Savings & Loans — 2.2%
TFS Financial Corp.	24,000	433,680
Total Financial
(Cost $4,400,945)		4,681,144
Industrial — 3.0%
Electronics — 2.0%
Tech Data Corp. (a)	3,750	392,250
Miscellaneous Manufacturing — 1.0%
Hillenbrand Inc.	5,000	197,850
Total Industrial
(Cost $522,700)		590,100

The accompanying notes are an integral part of the financial statements.
2019 ANNUAL REPORT

Schedule of Investments (continued)

Quaker Small/Mid-Cap Impact Value Fund
(formerly Quaker Small-Cap Value Fund)
June 30, 2019

	Number	Fair
	of Shares	Value
Common Stocks — 71.3% (Continued)
Technology — 0.2%
Software — 0.2%
ImageWare Systems Inc. (a)	30,000	$27,900
Total Technology
(Cost $33,000)		27,900
Total Common Stocks
(Cost $13,840,268)		14,252,233

Closed-End Mutual Fund — 1.2%
FS KKR Capital Corp.	40,000	238,400
Total Closed-End Mutual Fund
(Cost $243,680)		238,400

Real Estate Investment Trusts — 18.5%
AG Mortgage Investment Trust Inc.	12,500	198,750
Apple Hospitality REIT Inc.	10,000	158,600
Blackstone Mortgage Trust Inc.	7,000	249,060
CorePoint Lodging Inc.	30,000	371,700
Independence Realty Trust Inc.	80,000	925,600
Invesco Mortgage Capital Inc.	25,000	403,000
MFA Financial Inc.	28,000	201,040
Mid-America Apartment
Communities Inc.	2,000	235,520
Starwood Property Trust Inc.	41,588	944,880
		3,688,150
Total Real Estate Investment Trusts
(Cost $3,339,258)		3,688,150
Total Long-Term Investments
(Cost $17,423,206)		18,178,783

Short-Term Investments — 6.5%
Money Market Fund — 6.5%
First American Government
Obligations Fund, Cl X, 2.285% (b)	1,299,642	1,299,642
Total Short-Term Investments
(Cost $1,299,642)		1,299,642
Total Investments
(Cost $18,722,848) — 97.5%		19,478,425
Other Assets in Excess
of Liabilities, Net 2.5%		507,951
Total Net Assets — 100.0%		$19,986,376

(a)	Non-income producing security.
(b)	The rate quoted is the annualized 7 day yield as of June 30, 2019.
f	Foreign issued security.

The accompanying notes are an integral part of the financial statements.
2019 ANNUAL REPORT

Statements of Assets and Liabilities

June 30, 2019

	Quaker Impact	Quaker Small/Mid-Cap
	Growth Fund	Impact Value Fund
	(formerly Quaker	(formerly Quaker
	Strategic Growth Fund)	Small-Cap Value Fund)
ASSETS:
Investments, at value	$61,911,162	$19,478,425
Cash	4,698	—
Due from advisor	—	1,651
Receivables:
Investment securities sold	186,866	956,994
Dividends and interest	70,936	100,781
Capital shares sold	4,382	34
Prepaid expenses and other assets	30,978	25,847
Total assets	62,209,022	20,563,732

LIABILITIES:
Payables:
Due to advisor (Note 3)	37,672	—
Capital shares redeemed	50,232	1,540
Investment securities purchased	—	554,006
Distribution fees	10,797	1,877
Audit fees	27,302	7,698
Transfer agent fees	12,075	3,431
Shareholder servicing fees	9,204	1,391
Fund administration and accounting fees	8,610	2,543
Legal fees	7,996	2,254
Accrued expenses	7,146	2,616
Total liabilities	171,034	577,356
Net assets	$62,037,988	$19,986,376

NET ASSETS CONSIST OF:
Paid-in capital	$51,427,884	$18,095,510
Total distributable earnings (losses)	10,610,104	1,890,866
Total net assets	$62,037,988	$19,986,376
Total investments, at cost	$52,191,567	$18,722,848
Advisor Class (formerly Class A) shares:
Net assets	$53,292,049	$9,175,546
Shares of beneficial interest outstanding(1)	1,557,127	519,752
Net asset value per share and redemption price per share	$34.22	$17.65
Institutional Class Shares:
Net assets	$8,745,939	$10,810,830
Shares of beneficial interest outstanding(1)	243,233	558,554
Net asset value per share and redemption price per share	$35.96	$19.36

(1)	Unlimited number of shares of beneficial interest with no par value authorized.

The accompanying notes are an integral part of the financial statements.
2019 ANNUAL REPORT

Statements of Operations

For the Fiscal Year Ended June 30, 2019

	Quaker Impact	Quaker Small/Mid-Cap
	Growth Fund	Impact Value Fund
	(formerly Quaker	(formerly Quaker
	Strategic Growth Fund)	Small-Cap Value Fund)
INVESTMENT INCOME (LOSS)
Income:
Dividends (net of foreign withholding taxes)	$887,068	$529,781
Interest	33,113	26,334
Securities lending income, net	8,185	3,445
Other Income	253	59
Total income	928,619	559,619
Expenses:
Investment advisory fees (Note 3)	469,786	161,911
Transfer agent fees	167,101	51,948
Distribution fee – Advisor Class(1)	127,731	19,441
Distribution fee – Class C(2)	28,837	3,257
Funds administration and accounting fees	133,648	34,234
Registration and filing expenses	116,693	62,461
Legal fees	110,245	36,898
Insurance	99,872	29,005
Trustee fees	75,638	21,397
Shareholder servicing fees	68,578	11,277
Officers’ compensation fees	48,943	22,598
Printing expenses	42,264	11,939
Audit fees	26,153	6,032
Custody fees	5,930	5,895
Interest expense	—	718
Other operating expenses	29,084	8,258
Total expenses	1,550,503	487,269
Investment advisory fees reimbursed (Note 3)	—	(35,019)
Net expenses	1,550,503	452,250
Net investment income (loss)	(621,884)	107,369

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments:
Securities	2,006,003	1,903,780
Foreign currency transactions	(525)	(2,335)
Net realized gain (loss) on investments	2,005,478	1,901,445
Net change in unrealized appreciation (depreciation) of investments:
Securities	3,114,591	(1,170,301)
Net realized and unrealized gain (loss) on investments	5,120,069	731,144
Net increase (decrease) in net assets resulting from operations	$4,498,185	$838,513
(Foreign withholding taxes on dividends/tax reclaims/interest)	$(2,374)	$(2,278)

(1)	Advisor Class (formerly Class A).
(2)	On September 28, 2018 Class C merged into Advisor Class.

The accompanying notes are an integral part of the financial statements.
2019 ANNUAL REPORT

Statements of Changes in Net Assets

Quaker Impact Growth Fund (formerly Quaker Strategic Growth Fund)

	For the Years Ended June 30,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$(621,884)	$(603,153)
Net realized gain (loss) on investment transactions:
Securities	2,006,003	10,964,744
Foreign currency transactions	(525)	—
Net change in unrealized appreciation
(depreciation) of investment transactions:
Securities	3,114,591	(1,070,288)
Net increase (decrease) in net assets resulting from operations	4,498,185	9,291,303
Distributions to shareholders from:
Advisor Class (formerly Class A)	—	—
Class C	—	—
Institutional Class	—	—
Total distributions	—	—
Capital share transactions:
Increase (decrease) in net assets from fund share transactions (Note 9)	(7,583,509)	(15,718,541)
Total increase (decrease) in net assets	(3,085,324)	(6,427,238)

NET ASSETS
Beginning of year	65,123,312	71,550,550
End of year	$62,037,988	$ 65,123,312 ^

^	Includes undistributed (accumulated) net investment loss of $(386,290).

The accompanying notes are an integral part of the financial statements.
2019 ANNUAL REPORT

Statements of Changes in Net Assets (continued)

Quaker Small/Mid-Cap Impact Value Fund (formerly Small-Cap Value Fund)

	For the Years Ended June 30,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$107,369	$(217,094)
Net realized gain (loss) on investment transactions:
Securities	1,903,780	4,365,650
Foreign currency transactions	(2,335)	5
Net change in unrealized appreciation
(depreciation) of investment transactions:
Securities	(1,170,301)	(1,278,703)
Foreign currency transactions	—	(12)
Net increase (decrease) in net assets resulting from operations	838,513	2,869,846
Distributions to shareholders from:
Advisor Class (formerly Class A)	(1,482,530)	(816,102	)(1)
Class C	—	(221,639	)(1)
Institutional Class	(2,207,375)	(3,013,329	)(1)
Total distributions	(3,689,905)	(4,051,070)
Capital share transactions:
Increase (decrease) in net assets from fund share transactions (Note 9)	7,084,717	(11,754,070)
Total increase (decrease) in net assets	4,233,325	(12,935,294)

NET ASSETS
Beginning of year	15,753,051	28,688,345
End of year	$19,986,376	$ 15,753,051	^

(1)	For the year ended June 30, 2018, each Fund Class had total distributions from net realized gains.
^	Includes undistributed (accumulated) net investment loss of $(17,820).

The accompanying notes are an integral part of the financial statements.
2019 ANNUAL REPORT

Financial Highlights

Quaker Impact Growth Fund
(formerly Quaker Strategic Growth Fund)
(For a Share Outstanding Throughout each Year)

	Advisor Class (formerly Class A)

	Years Ended June 30,
	2019	2018	2017		2016		2015
Net asset value, beginning of year	$31.87	$27.86	$23.80		$26.55		$24.19
Income from investment operations:
Net investment income (loss)(1)	(0.30)	(0.24)	(0.07)		(0.32)		(0.30)
Net realized and unrealized
gain (loss) on investments	2.65	4.25	4.13		(2.43)		2.66
Total from investment operations	2.35	4.01	4.06		(2.75)		2.36
Distributions to shareholders from:
Net investment income	—	—	—		—		—
Net realized capital gain	—	—	—		—		—
Total distributions	—	—	—		—		—
Net asset value, end of year	$34.22	$31.87	$27.86		$23.80		$26.55
Total Return(2)	7.37%	14.39%	17.01%		(10.36)%		9.76%
Ratios/supplemental data:
Net assets, end of year (000’ omitted)	$53,292	$44,964	$49,859		$57,159		$77,188
Ratio of expenses to average net assets:
Before expense reimbursements or recoveries	2.48%	2.30%	2.34	%(3)(4)	2.30	%(3)(4)	2.12	%(3)(4)
After expense reimbursements or recoveries	2.48%	2.30%	2.22	%(3)(5)	2.24	%(3)(5)	2.24	%(3)(5)
Ratio of net investment income (loss)
to average net assets:
Before expense reimbursements or recoveries	(0.99)%	(0.78)%	(0.40	)%(3)	(1.34	)%(3)*	(1.06	)%(3)
After expense reimbursements or recoveries	(0.99)%	(0.78)%	(0.28	)%(3)	(1.28	)%(3)*	(1.18	)%(3)
Portfolio turnover rate	24%	119%	185%		211%		149%
(1)	The average shares outstanding method has been applied for per share information.
(2)
Total investment return is based on the change in net asset value of a share during the year, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. As of September 30, 2018 the Fund no longer charges a sales charge.

(3)
Expense waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These reimbursed amounts would increase the net investment loss ratio or decrease the net investment income ratio and recovered amounts would decrease the net investment loss ratio or increase the net investment income ratio, as applicable, had such reductions or increases not occurred.

(4)	Expenses before reductions (excluding dividend and interest expense for securities sold short) were 2.29% for the year ended June 30, 2016.
(5)	Expenses net of all reductions (excluding dividend and interest expense for securities sold short) were 2.23% for the year ended June 30, 2016.
*	The net investment income (loss) ratios include dividends on short positions.

The accompanying notes are an integral part of the financial statements.
2019 ANNUAL REPORT

Financial Highlights

Quaker Impact Growth Fund
(formerly Quaker Strategic Growth Fund)
(For a Share Outstanding Throughout each Year)

	Institutional Class

	Years Ended June 30,
	2019	2018	2017		2016		2015
Net asset value, beginning of year	$33.40	$29.12	$24.82		$27.62		$25.10
Income from investment operations:
Net investment income (loss)(1)	(0.25)	(0.17)	(0.01)		(0.27)		(0.25)
Net realized and unrealized
gain (loss) on investments	2.81	4.45	4.31		(2.53)		2.77
Total from investment operations	2.56	4.28	4.30		(2.80)		2.52
Distributions to shareholders from:
Net investment income	—	—	—		—		—
Net realized capital gain	—	—	—		—		—
Total distributions	—	—	—		—		—
Net asset value, end of year	$35.96	$33.40	$29.12		$24.82		$27.62
Total Return(2)	7.66%	14.70%	17.32%		(10.14)%		10.04%
Ratios/supplemental data:
Net assets, end of year (000’ omitted)	$8,746	$9,039	$9,005		$13,457		$66,521
Ratio of expenses to average net assets:
Before expense reimbursements or recoveries	2.23%	2.05%	2.09	%(3)(4)	2.05	%(3)(4)	1.87	%(3)(4)
After expense reimbursements or recoveries	2.23%	2.05%	1.97	%(3)(5)	1.99	%(3)(5)	1.99	%(3)(5)
Ratio of net investment income (loss)
to average net assets:
Before expense reimbursements or recoveries	(0.74)%	(0.53)%	(0.15	)%(3)	(1.09	)%(3)*	(0.81	)%(3)
After expense reimbursements or recoveries	(0.74)%	(0.53)%	(0.03	)%(3)	(1.03	)%(3)*	(0.93	)%(3)
Portfolio turnover rate	24%	119%	185%		211%		149%
(1)	The average shares outstanding method has been applied for per share information.
(2)	Total investment return is based on the change in net asset value of a share during the year, assumes reinvestment of dividends and distributions at net asset value.
(3)
Expense waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These reimbursed amounts would increase the net investment loss ratio or decrease the net investment income ratio and recovered amounts would decrease the net investment loss ratio or increase the net investment income ratio, as applicable, had such reductions or increases not occurred.

(4)	Expenses before reductions (excluding dividend and interest expense for securities sold short) were 2.04% for the year ended June 30, 2016.
(5)	Expenses net of all reductions (excluding dividend and interest expense for securities sold short) were 1.98% for the year ended June 30, 2016.
*	The net investment income (loss) ratios include dividends on short positions.

The accompanying notes are an integral part of the financial statements.
2019 ANNUAL REPORT

Financial Highlights

Quaker Small/Mid-Cap Impact Value Fund
(formerly Quaker Small-Cap Value Fund)
(For a Share Outstanding Throughout each Year)

	Advisor Class (formerly Class A)

	Years Ended June 30,
	2019		2018	2017	2016	2015
Net asset value, beginning of year	$23.23		$24.13	$20.09	$24.15	$24.28
Income from investment operations:
Net investment income (loss)(1)	0.08		(0.23)	(0.20)	(0.08)	(0.06)
Net realized and unrealized
gain (loss) on investments	0.12		3.03	4.24	(2.26)	1.22
Total from investment operations	0.20		2.80	4.04	(2.34)	1.16
Distributions to shareholders from:
Net investment income	—		—	—	—	—
Net realized capital gain	(5.78)		(3.70)	—	(1.72)	(1.29)
Total distributions	(5.78)		(3.70)	—	(1.72)	(1.29)
Net asset value, end of year	$17.65		$23.23	$24.13	$20.09	$24.15
Total Return(2)	3.17%		12.07%	20.11%	(9.93)%	4.96%
Ratios/supplemental data:
Net assets, end of year (000’ omitted)	$9,176		$4,737	$6,434	$6,431	$7,790
Ratio of expenses to average net assets:
Before expense reimbursements	2.84	%(3)	2.44%	2.21%	1.93%	1.78%
After expense reimbursements	2.65	%(3)	2.44%	2.21%	1.93%	1.78%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursements	0.28	%(3)	(0.99)%	(0.89)%	(0.37)%	(0.26)%
After expense reimbursements	0.47	%(3)	(0.99)%	(0.89)%	(0.37)%	(0.26)%
Portfolio turnover rate	111%		122%	146%	119%	128%
(1)	The average shares outstanding method has been applied for per share information.
(2)
Total investment return is based on the change in net asset value of a share during the year, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. As of September 30, 2018 the Fund no longer charges a sales charge.

(3)
Expense waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These reimbursed amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.

The accompanying notes are an integral part of the financial statements.
2019 ANNUAL REPORT

Financial Highlights

Quaker Small/Mid-Cap Impact Value Fund
(formerly Quaker Small-Cap Value Fund)
(For a Share Outstanding Throughout each Year)

	Institutional Class

	Years Ended June 30,
	2019		2018	2017	2016	2015
Net asset value, beginning of year	$24.83		$25.49	$21.17	$25.29	$25.30
Income from investment operations:
Net investment income (loss)(1)	0.15		(0.19)	(0.15)	(0.03)	(0.00)^
Net realized and unrealized
gain (loss) on investments	0.16		3.23	4.47	(2.37)	1.28
Total from investment operations	0.31		3.04	4.32	(2.40)	1.28
Distributions to shareholders from:
Net investment income	—		—	—	—	—
Net realized capital gain	(5.78)		(3.70)	—	(1.72)	(1.29)
Total distributions	(5.78)		(3.70)	—	(1.72)	(1.29)
Net asset value, end of year	$19.36		$24.83	$25.49	$21.17	$25.29
Total Return(2)	3.47%		12.39%	20.41%	(9.71)%	5.24%
Ratios/supplemental data:
Net assets, end of year (000’ omitted)	$10,811		$9,747	$20,952	$24,642	$28,528
Ratio of expenses to average net assets:
Before expense reimbursements	2.58	%(3)	2.19%	1.96%	1.68%	1.53%
After expense reimbursements	2.39	%(3)	2.19%	1.96%	1.68%	1.53%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursements	0.53	%(3)	(0.74)%	(0.64)%	(0.12)%	(0.01)%
After expense reimbursements	0.72	%(3)	(0.74)%	(0.64)%	(0.12)%	(0.01)%
Portfolio turnover rate	111%		122%	146%	119%	128%
(1)	The average shares outstanding method has been applied for per share information.
(2)	Total investment return is based on the change in net asset value of a share during the year, assumes reinvestment of dividends and distributions at net asset value.
(3)
Expense waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These reimbursed amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.

^	Amount is less than $0.005 per share.

The accompanying notes are an integral part of the financial statements.
2019 ANNUAL REPORT

Notes to the Financial Statements

Note 1 — Organization

The Quaker Investment Trust (“Trust”), a diversified, open-end management investment company, was originally organized as a Massachusetts business trust on October 24, 1990, and was reorganized as a Delaware statutory trust on September 30, 2018.  The Trust is registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust’s Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest for each of its series. Currently, the Trust offers two series: Quaker Impact Growth Fund (formerly Quaker Strategic Growth Fund) (“Impact Growth”) and Quaker Small/Mid-Cap Impact Value Fund (formerly Quaker Small-Cap Value Fund) (“Small/Mid-Cap Impact Value”) (each a “Fund” and collectively, “Funds”). Both Funds are diversified.  The investment objectives of each Fund are set forth below.  On January 1, 2018, Community Capital Management, Inc. (“CCM”) became the new investment adviser to the Trust.

Impact Growth and Small/Mid-Cap Impact Value commenced operations on November 25, 1996. The investment objective of these Funds is to seek long-term growth of capital. The investment objective of these Funds is non-fundamental in that this objective may be changed by the Board of Trustees (“Board” or “Trustees”) without shareholder approval. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies.”

Effective September 30, 2018, the Funds offer two classes of shares: Advisor Class (formerly Class A) and Institutional Class. Class C shares merged into the Advisor Class shares, which are charged a distribution and service fee (the front-end sales charge was removed); and Institutional Class shares bear no distribution fee, front-end sales charge or CDSC, but have higher minimum investment thresholds. CCM, the investment adviser to each of the Funds, has the ability to waive the minimum investment for Institutional Class shares at its discretion.  Prior to September 30, 2018, Class C shares accrued distribution fees at the rate of 1.00% of the average net assets of the Class.

On February 1, 2019 the Trust amended and restated its Registration Statement to change each of the Funds’ performance reporting history.  The inception date for each of the Fund’s performance reporting history is now January 1, 2018, the date CCM became the Adviser to the Funds.

Note 2 — Summary of Significant Accounting Policies and Other Information

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A. Security Valuation.The Funds’ investments in securities are carried at market value. Securities listed on an exchange or quoted on a national market system are generally valued at the last quoted sales price at the time of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price.

Debt and other fixed-income securities are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service (which reflect such factors as security prices, yields, maturities, ratings, and dealer and exchange quotations), the use of which has been approved by the Board.

2019 ANNUAL REPORT

Notes to the Financial Statements (continued)

Note 2 — Summary of Significant Accounting Policies and Other Information (Continued)

The Funds may enter into forward foreign currency contracts to lock in the U.S. dollar cost of purchase and sale transactions or to defend the portfolio against currency fluctuations. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. These contracts are valued daily, and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the end of the reporting period, if any, is included in the Statements of Assets and Liabilities.

Realized and unrealized gains and losses, if any, are included in the Statements of Operations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

For financial reporting purposes, investment transactions are recorded on the trade date; however, for purposes of executing shareholder transactions, the Funds record changes in holdings of portfolio securities no later than the first business day after the trade date in accordance with Rule 2a-4 of the 1940 Act. Accordingly, certain differences between net asset value for financial reporting and for executing shareholder transactions may arise.

The Funds have adopted fair valuation procedures to value securities at fair market value in certain circumstances, and the Trust has established a Valuation Committee responsible for determining when fair valuing a security is necessary and appropriate. The Funds will value securities at fair market value when market quotations are not readily available or when securities cannot be accurately valued within established pricing procedures. The Valuation Committee may also fair value foreign securities whose prices may have been affected by events occurring after the close of trading in their respective markets but prior to the time the Fund holding the foreign securities calculates its net asset value. The Funds’ fair valuation procedures are designed to help ensure that prices at which Fund shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders.

The Fund is required to disclose information regarding the fair value measurements of the Fund’s assets and liabilities. Fair value is defined as the price that the Fund may receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. The disclosure requirements utilize a three-tier hierarchy to maximize the use of observable market data, minimize the use of unobservable inputs and establish classification of fair value measurements for disclosure purposes. A financial instrument’s level within the fair value hierarchy is based on the lowest level that is significant to the fair value measurement. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including the pricing model used and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The significant unobservable inputs used in the fair value measurement of the reporting entity’s equity holdings are, the projected final distribution applied for lack of marketability. Significant increases (decreases) in any of those inputs in isolation could result in a significantly lower (higher) fair value measurement.

2019 ANNUAL REPORT

Notes to the Financial Statements (continued)

Note 2 — Summary of Significant Accounting Policies and Other Information (Continued)

Various inputs may be used to determine the value of each Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Prices determined using significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) municipal securities, long-term U.S. Government obligations and corporate debt securities are valued in accordance with the evaluated price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy may include, but are not limited to, OTC options and international equity securities valued by an independent third party in order to adjust for stale pricing and foreign market holidays.

Level 3 — Prices determined using significant unobservable inputs (including the Fund’s own assumptions). For restricted equity securities where observable inputs are limited, assumptions about market activity and risk are used in determining fair value. These are categorized as Level 3 in the hierarchy.

For international equity securities traded on a foreign exchange or market which closes prior to a Fund’s Valuation Time, in order to adjust for events which occur between the close of the foreign exchange they are traded on and the close of the New York Stock Exchange, a fair valuation model is used, and these securities are categorized as Level 2.

A Fund may hold securities, some of which are classified as Level 3 investments (as defined below). Level 3 investments have significant unobservable inputs, as they trade infrequently. In determining the fair value of these investments, management uses the market approach which includes as the primary input the capital balance reported; however, adjustments to the reported capital balance may be made based on various factors, including, but not limited to, the attributes of the interest held, including the rights and obligations, and any restrictions or illiquidity of such interests, and the fair value of these securities.

The value of a foreign security is generally determined as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of the close of trading on the New York Stock Exchange (“NYSE”), if earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE (generally 4:00 p.m. Eastern time) on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. If market quotations are not readily available for a foreign security or an event has occurred that caused a quotation to be unavailable or unreliable, the Valuation Committee will fair value foreign securities using the procedures described below.

The Trust has adopted fair valuation procedures to value securities at fair market value when independent prices are unavailable or unreliable, and the Trust has established a Valuation Committee that is responsible for determining when fair valuing a security is necessary and appropriate. Securities and assets for which market quotations are not readily available may be valued based upon valuation methods that include: (i) multiple of earnings; (ii) yield to maturity with respect to debt issues; (iii) discounts from market prices of similar freely traded securities; or (iv) a combination of these or other methods. Securities may also be priced using fair value pricing methods when their closing prices do not reflect their market values at the time the Fund calculates its net asset value (“NAV”) because an event had occurred since the closing prices were established on the domestic or foreign exchange or market but before the Fund’s NAV calculation.

2019 ANNUAL REPORT

Notes to the Financial Statements (continued)

Note 2 — Summary of Significant Accounting Policies and Other Information (Continued)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019 in valuing the Fund’s assets and liabilities:

IMPACT GROWTH FUND (formerly Strategic Growth Fund)

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$58,913,088	$—	$—	$58,913,088
Real Estate Investment Trusts	2,445,921	—	—	2,445,921
Escrow Shares(1)	—	—	67,839	67,839
Escrow Notes(1)	—	—	0	0
Money Market Fund	484,314	—	—	484,314
Total Investments in Securities	$61,843,323	$—	$67,839	$61,911,162

SMALL/MID-CAP IMPACT VALUE FUND (Small-Cap Value Fund)

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$14,252,233	$—	$—	$14,252,233
Closed End Mutual Fund	238,400	—	—	238,400
Real Estate Investment Trusts	3,688,150	—	—	3,688,150
Money Market Fund	1,299,642	—	—	1,299,642
Total Investments in Securities	$19,478,425	$—	$—	$19,478,425

(1)  See the Impact Growth Fund’s Schedule of Investments for industry classifications of the two securities noted as Level 3.

Level 3 Reconciliation

The following is a reconciliation of Impact Growth’s Level 3 investments for which significant unobservable inputs were used in determining value:

IMPACT GROWTH FUND (formerly Strategic Growth Fund)

	Balance				Net			Balance
	as of				Unrealized	Amortized	Transfers	as of
	June 30,			Realized	appreciation	discounts/	in to	June 30,
	2018	Purchases	Sales	gain (loss)	(depreciation)	premiums	Level 3	2019
Escrow Shares	$365,454	$—	$(56,542)	$—	$(241,073)	$—	$—	$67,839
Escrow Notes	$—	$—	$—	$—	$—	$—	$0	$0
Net change in unrealized appreciation (depreciation) for Level 3 investments still held as of June 30, 2019								$(241,073)

The following presents information about significant unobservable inputs related to Level 3 investments at June 30, 2019:

IMPACT GROWTH FUND (formerly Strategic Growth Fund)

	Fair Value at	Valuation	Unobservable	Input
	June 30, 2019	Technique	Input	Values
Escrow Shares
Airlines	$67,839	Market approach	Estimated obligations to other parties	60mm*

Escrow Notes
		Profitability expected	Uncertainty of any
Retail	$0	return method	additional future payout	$0.00**
*	An increase in the unobservable input would decrease the valuation and a decrease in the unobservable input would increase the valuation.
**	An increase in the unobservable input would increase the valuation and a decrease in the unobservable input would decrease the valuation.

2019 ANNUAL REPORT

Notes to the Financial Statements (continued)

Note 2 — Summary of Significant Accounting Policies and Other Information (Continued)

B. Federal Income Taxes.It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of their taxable income to shareholders. Therefore, no federal income tax provision is required.

In accordance with Financial Accounting Standards Board (“FASB”) Interpretation ASC 740, (“ASC 740”), each Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authority’s widely understood administrative practices and precedents. If this threshold is met, a Fund measures the tax benefit as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. The Funds identify their major tax jurisdictions as U.S. Federal, the Commonwealth of Massachusetts and the State of Delaware.  Management has reviewed the tax positions for each of the three open tax years as of June 30, 2019 and has determined that the implementation of ASC 740 does not have a material impact on the Funds’ financial statements. Each Fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Net investment income or loss and net realized gains or losses may differ for financial statement and income tax purposes primarily due to investments that have a different basis for financial statement and income tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by each Fund. Permanent differences in the recognition of earnings are reclassified to additional paid-in capital. Distributions in excess of tax-basis earnings are recorded as a return of capital.

C. Security Transactions and Investment Income.Security transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income on debt securities is recorded daily on the accrual basis. Discounts and premiums on debt securities are amortized over their respective lives. Dividend income is recorded on the ex-dividend date, or as soon as information is available to the Fund.

D. Short Sales of Investments.Certain Funds may make short sales of investments, which are transactions in which a Fund sells a security it does not own in anticipation of a decline in the fair value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The broker retains the proceeds of short sales to the extent necessary to meet margin requirements until the short position is closed out.

If a security pays a dividend while the Fund holds it short, the Fund will need to pay the dividend to the original owner of the security. Since the Fund borrowed the shares and sold them to a third party, the third party will receive the dividend from the security and the Fund will pay the original owner the dividend directly. The Fund is not entitled to the dividend because it does not own the shares. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. The Funds did not have any short sales during the fiscal year ended June 30, 2019.

E. Written Options Contracts.Certain Funds may write options to manage exposure to certain changes in the market. When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, which is marked-to-market daily to reflect the current market value of the option written. If the

2019 ANNUAL REPORT

Notes to the Financial Statements (continued)

Note 2 — Summary of Significant Accounting Policies and Other Information (Continued)

option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium and the amount for effecting a purchase transaction, including brokerage commission, is also treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received reduces the cost of the security purchased by the Fund.

A risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised.

In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. The Funds did not have any written option contracts for the fiscal year ended June 30, 2019.

F. Purchased Options.Certain Funds may purchase call options in anticipation of an increase in the market value of securities of the type in which they may invest. The purchase of a call option will entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund will ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise, the Fund will realize either no gain or a loss on the purchase of the call option. A Fund will normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or in securities in which it may invest. The purchase of a put option will entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund’s securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Fund will ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund will realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities. The Funds did not have any purchased options for the fiscal year ended June 30, 2019.

G. Futures Contracts.Certain Funds may enter into financial futures contracts, to the extent permitted by their investment policies and objectives, for bona fide hedging and other permissible risk management purposes including protecting against anticipated changes in the value of securities a Fund intends to purchase. Upon entering into a financial futures contract, a Fund is required to deposit cash or securities as initial margin.

Additional securities are also segregated as collateral up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund, depending on the fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts. The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. The Funds did not enter into any futures contracts during the fiscal year ended June 30, 2019.

2019 ANNUAL REPORT

Notes to the Financial Statements (continued)

Note 2 — Summary of Significant Accounting Policies and Other Information (Continued)

H. Foreign Currency Transactions.Securities and other assets and liabilities denominated in foreign currencies are converted each business day into U.S. dollars based on the prevailing rates of exchange. Purchases and sales of portfolio securities and income and expenses are converted into U.S. dollars on the respective dates of such transactions.

Gains and losses resulting from changes in exchange rates applicable to foreign securities are not reported separately from gains and losses arising from movements in securities prices.

Net realized foreign exchange gains and losses include gains and losses from sales and maturities of foreign currency exchange contracts, gains and losses realized between the trade and settlement dates of foreign securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes on the Funds’ books and the U.S. dollar equivalent of the amounts actually received. Net unrealized foreign exchange gains and losses include gains and losses from changes in the fair value of assets and liabilities denominated in foreign currencies other than portfolio securities, resulting from changes in exchange rates.

I. Forward Foreign Currency Contracts.Certain Funds may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on their non-U.S. dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by a Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. The Funds did not enter into any forward foreign currency contracts during the fiscal year ended June 30, 2019.

J. Portfolio Investment Risks.Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries. Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

K. Multiple Class Allocations.Each class of shares has equal rights as to earnings and assets except that each class bears different distribution and shareholder servicing expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

L. Expense Allocations.Expenses are allocated to each series based upon its relative proportion of net assets to the Trust’s total net assets or by other equitable means.

2019 ANNUAL REPORT

Notes to the Financial Statements (continued)

Note 2 — Summary of Significant Accounting Policies and Other Information (Continued)

M. Distributions to Shareholders.Each Fund generally declares dividends at least annually, payable in December, on a date selected by the Board. In addition, distributions may be made annually in December out of net realized gains through October 31 of that calendar year. Distributions to shareholders are recorded on the ex-dividend date. Each Fund may make a supplemental distribution subsequent to the end of its fiscal year ending June 30.

N. Use of Estimates.The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates, and those differences could be significant.

O. Security Loans.The Funds receive compensation in the form of fees, or retain a portion of interest on the investment of any cash received as collateral. The Funds also continue to receive interest or dividends on the securities loaned, if any. The loans are secured by collateral at least equal to 102% of the prior days market value of the loaned securities. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Funds. The Funds have the right under the lending agreement to recover the securities from the borrower on demand. The Funds have terminated the lending agreement and did not have any securities out on loan at June 30, 2019.

P. Derivative Instruments.The Funds have adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that the Funds disclose: a) how and why an entity uses derivative instruments; and b) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows.

The Funds may trade financial instruments where they are considered to be a seller of credit derivatives in accordance with authoritative guidance under GAAP on derivatives and hedging.

The Funds did not have any derivative instruments at June 30, 2019.

Note 3 — Investment Advisory Fee and Other Related Party Transactions

Community Capital Management, Inc. (“CCM” or “Adviser”) serves as investment adviser to each Fund.

Each Fund paid advisory fees shown in the table below for the fiscal year ending June 30, 2019.  Amounts paid and reimbursed are expressed as dollar amounts and annualized percentages of average net assets.

				Percentage of
		Percentage of	Advisory Fees	Advisory Fees
	Advisory Fees Paid	Advisory Fees Paid	Reimbursed	Reimbursed
Impact Growth	$469,786	0.75%	N/A	N/A
Small/Mid-Cap Impact Value	161,911	0.90%	$35,019	0.19%

On May 1, 2019, CCM contractually agreed to waive a portion of its management fee and/or assume expenses to the extent necessary to reduce the total operating expenses of Small/Mid-Cap Impact Value (excluding 12b-1 fees, taxes, interest, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) when they exceed 1.30% of the average daily net assets of the Small/Mid-Cap Impact Value Fund. CCM currently has no intention to terminate this arrangement; however, it may do so at any time in its sole discretion.

If, at any time, the annualized expenses of Small/Mid-Cap Impact Value were less than the annualized expense ratio or fee waiver, the Trust, on behalf of Small/Mid-Cap Impact Value, would reimburse CCM for any fees

2019 ANNUAL REPORT

Notes to the Financial Statements (continued)

Note 3 — Investment Advisory Fee and Other Related Party Transactions (Continued)
previously waived and/or expenses previously assumed, provided, however, that the repayment shall be payable only to the extent that it: (a) can be made during the three (3) years following the time at which the adviser waived fees or assumed expenses for Small/Mid-Cap Impact Value, and (b) can be repaid without causing the expenses of Small/Mid-Cap Impact Value to exceed the annualized expense ratio. This fee waiver agreement shall continue in effect from May 1, 2019 until April 30, 2020. This agreement shall automatically terminate upon termination of the advisory agreement between CCM and the Trust or, with respect to Small/Mid-Cap Impact Value, in the event of its merger or liquidation.

At June 30, 2019, the unreimbursed amount paid and/or waived by the Adviser on behalf of Small/Mid-Cap Impact Value that may be recovered is $35,019. The Adviser may recapture portions of the above amounts no later than June 30, 2022.

At June 30, 2019, a shareholder owned 62.68% of the outstanding shares of the Institutional Class of the Small/Mid-Cap Impact Value, which is deemed to be “control” as defined in the 1940 Act.

Foreside Fund Services, LLC (“Distributor”) serves as principal underwriter for the Trust. The Trust has adopted distribution and shareholder servicing plans pursuant to Rule 12b-1 of the 1940 Act for Class A shares described below. There is no Rule 12b-1 distribution plan for Institutional Class shares of the Funds. The Class A Plan provides that each Fund may pay a servicing or Rule 12b-1 fee at an annual rate of 0.25% of the Class A average net assets on a monthly basis to persons or institutions for performing certain servicing functions for the Class A shareholders. The Class A Plan also allows the Fund to pay or reimburse expenditures in connection with sales and promotional services related to distribution of the Fund’s shares, including personal services provided to prospective and existing shareholders.  Effective September 30, 2018, the Class A shares were renamed Advisor Class shares and the Class C shares were merged into the Advisor Class shares.  For the year ended June 30, 2019, Rule 12b-1 fees incurred are disclosed on the statement of operations for each Fund.

For the fiscal year ending June 30, 2019, the Distributor received underwriter concessions from the sale of Funds shares as follows:

Fund	Amount
Impact Growth	$499
Small/Mid-Cap Impact Value	1

For the fiscal year ending June 30, 2019, the Trust paid Little Consulting Group, LLC the following fees for Chief Compliance Officer (“CCO”) services:

Fund	Amount
Impact Growth	$48,943
Small/Mid-Cap Impact Value	22,598

Note 4 — Shareholder Servicing Plan

The Funds have adopted a Shareholder Servicing Plan on behalf of each of the Funds pursuant to which each Fund’s Advisor Class shares may pay financial institutions; securities dealers and other industry professionals (“Shareholder Servicing Agents”) at an annual rate not to exceed 0.20% of the average daily net assets value.

For the fiscal year ending June 30, 2019, shareholder servicing fees incurred are:

Fund	Amount
Impact Growth	$68,578
Small/Mid-Cap Impact Value	11,277

2019 ANNUAL REPORT

Notes to the Financial Statements (continued)

Note 5 — Purchases and Sales of Investments

For the fiscal year ending June 30, 2019 aggregate purchases and sales of investment securities (excluding short-term investments) for each Fund were as follows:

Fund	Purchases	Sales
Impact Growth	$14,814,327	$23,942,934
Small/Mid-Cap Impact Value	18,491,025	20,105,446

Note 6 — Tax Matters

For U.S. federal income tax purposes, the cost of securities owned, gross appreciation, gross depreciation, and net unrealized appreciation (depreciation) of investments at June 30, 2019 for each Fund were as follows:

		Gross	Gross	Net Appreciation
Fund	Cost	Appreciation	Depreciation	(Depreciation)
Impact Growth	$52,288,230	$12,294,964	$(2,672,032)	$9,622,932
Small/Mid-Cap Impact Value	18,821,957	1,768,757	(1,112,289)	656,468

As of June 30, 2019, the components of distributable earnings on a tax basis were as follows:

				Other				Total
		Undis-	Undis-	Accum-	Capital		Post-	Distribu-
	Unrealized	tributed	tributed	ulated	Loss	Late	October	table
	Appreciation	Ordinary	Capital	Gain/	Carry-	Year	Capital	Earnings/
Fund	(Depreciation)	Income	Gain	(Loss)	forward	Loss	Loss	(Loss)
Impact Growth	$9,622,932	$140,754	$846,418	$—	$—	$—	$—	$10,610,104
Small/Mid-Cap
Impact Value	656,468	620,135	614,263	—	—	—	—	1,890,866

The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the differing book/tax treatment of unrealized appreciation/depreciation on partnership adjustments, and PFIC adjustments.

Under current tax law, foreign currency and net capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. The Funds elected to defer net capital and currency losses as indicated in the chart below.

At June 30, 2019, the capital loss carryovers, late year losses, post-October capital loss and the capital loss utilized for the Funds were as follows:

Capital Loss
	Carryovers	Late Year	Post-October	Capital Loss
Fund	Indefinite	Loss	Capital Loss	Utilized
Impact Growth	$—	$—	$—	$—
Small/Mid-Cap Impact Value	—	—	—	—

2019 ANNUAL REPORT

Notes to the Financial Statements (continued)

Note 7 — Reclassification of Capital Accounts

In accordance with the accounting pronouncements, each Fund has recorded reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Funds and are designed generally to present distributable earnings on a tax basis which is considered to be more informative to shareholders. As of June 30, 2019, the Funds recorded the following reclassification to increase (decrease) the accounts listed below:

	Total Distributable	Paid in
Fund	Earnings/(Loss)	Capital
Impact Growth	$(54,135)	$54,135
Small/Mid-Cap Impact Value	(537,752)	537,752

Note 8 — Distributions to Shareholders

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. The information set forth below is for each Fund as required by federal securities laws. The Small/Mid-Cap Impact Value Fund is the only Fund that required a distribution during the 2018 and 2019 fiscal years.

The tax character of dividends and distributions paid during the fiscal years of 2019 and 2018 were as follows:

	Ordinary Income		Long-Term Capital Gain
Fund	2019	2018	2019	2018
Small/Mid-Cap Impact Value	$1,445,437	$1,382,278	$2,244,468	$2,668,792

Note 9 — Fund Share Transactions

At June 30, 2019, there were an unlimited number of shares of beneficial interest with no par value authorized. The following table summarizes the activity in shares of each Fund:

	Impact Growth (formerly Strategic Growth)
	Year Ended 6/30/19		Year Ended 6/30/18
	Shares	Value	Shares	Value
Shares sold:
Advisor Class (formerly Class A)	23,270	$749,915	17,276	$523,299
Shares issued in connection with the
reorganization of Class C (Note 10)	336,941	11,354,302	—	—
Shares issued in connection with the
reorganization of Global Tactical Allocation (Note 10)	61,305	1,856,975	—	—
Class C	1,121	31,594	3,636	95,497
Institutional Class	12,913	419,316	15,767	503,204
Shares issued in connection with the reorganization
of Global Tactical Allocation(Note 10)	11,734	372,805	—	—
Shares issued to shareholders due to reinvestment of distributions:
Advisor Class (formerly Class A)	—	—	—	—
Class C	—	—	—	—
Institutional Class	—	—	—	—
	447,284	$14,784,907	36,679	$1,122,000
Shares Redeemed:
Advisor Class (formerly Class A)	(275,332)	(8,844,372)	(396,109)	(11,898,484)
Class C	(408,051)	(11,763,660)	(123,869)	(3,210,249)
Institutional Class	(52,071)	(1,760,384)	(54,329)	(1,731,808)
	(735,454)	$(22,368,416)	(574,307)	$(16,840,541)
Net increase (decrease)	(288,170)	$(7,583,509)	(537,628)	$(15,718,541)

2019 ANNUAL REPORT

Notes to the Financial Statements (continued)

Note 9 — Fund Share Transactions (Continued)

	Small/Mid-Cap Impact Value (formerly Small-Cap Value)
	Year Ended 6/30/19		Year Ended 6/30/18
	Shares	Value	Shares	Value
Shares sold:
Advisor Class (formerly Class A)	24,003	$431,592	8,231	$183,931
Shares issued in connection with the
reorganization of Class C (Note 10)	54,043	1,281,850	—	—
Shares issued in connection with the
reorganization of Mid-Cap Value (Note 10)	235,980	3,896,620	—	—
Class C	20	360	787	13,745
Institutional Class	47,276	918,611	12,241	301,296
Shares issued in connection with the
reorganization of Mid-Cap Value (Note 10)	44,049	794,871	—	—
Shares issued to shareholders due to reinvestment of distributions:
Advisor Class (formerly Class A)	87,993	1,442,274	35,546	800,131
Class C	—	—	12,052	207,168
Institutional Class	114,100	2,047,338	117,150	2,815,103
	607,464	$10,813,516	186,007	$4,321,374
Shares Redeemed:
Advisor Class (formerly Class A)	(86,198)	(1,584,724)	(106,446)	(2,503,450)
Class C	(71,842)	(1,293,337)	(8,491)	(160,941)
Institutional Class	(39,479)	(850,738)	(558,629)	(13,411,053)
	(197,519)	$(3,728,799)	(673,566)	$(16,075,444)
Net increase (decrease)	409,945	$7,084,717	(487,559)	$(11,754,070)

Note 10 — Plan of Reorganization

On August 2, 2018 and September 20, 2018, the Board of Trustees of the Trust approved a two part plan of reorganization (the “Reorganization”), under part one of the reorganization Class C shares of the Impact Growth and Small/Mid-Cap Impact Value merged into the Advisor Class shares (formerly Class A) and removed the Advisor Class shares front end load.

The first part of the Reorganization was as of the close of business on September 28, 2018. The reorganization was accomplished by a tax free exchange of Class C shares for Advisor Class (formerly Class A) shares of each Fund in the following amounts and at the following conversion ratios:

	Class C shares Prior		Advisor Class shares
Fund	to Reorganization	Conversion Ratio	(formerly Class A)
Impact Growth (formerly Strategic Growth)	393,689	0.85585576	336,941
Small/Mid-Cap Impact Value (formerly Small-Cap Value)	71,202	0.75900958	54,043

2019 ANNUAL REPORT

Notes to the Financial Statements (continued)

Note 10 — Plan of Reorganization (Continued)

The second part of the Reorganization was as of the close of business on October 26, 2018, whereby the Impact Growth Fund  (“Acquiring Fund A”) acquired all of the net assets of the Global Tactical Allocation Fund (“Acquired Fund A”), and the Small/Mid-Cap Impact Value Fund (“Acquiring  Fund B”) acquired all of the net assets of the Mid-Cap Value Fund (“Acquired Fund B”). The acquisitions were accomplished by tax free exchanges of each Class of Acquired Fund A for each corresponding Class of Acquiring Fund A and each Class of Acquired Fund B for each corresponding Class of Acquiring Fund B in the following share amounts and at the following conversion ratios:

			Impact Growth Fund
	Global Tactical		(formerly Strategic
	Allocation Fund		Growth Fund)
	(“Acquired Fund A”)	Conversion Ratio	(“Acquiring Fund A”)
Advisor Class Shares	182,901	0.33518079	61,305
Institutional Class Shares	31,645	0.37080792	11,734

			Small/Mid-Cap
			Impact Value Fund
			(formerly Small-Cap
	Mid-Cap Value Fund		Value Fund)
	(“Acquired Fund B”)	Conversion Ratio	(“Acquiring Fund B”)
Advisor Class Shares	138,954	1.69825986	235,980
Institutional Class Shares	26,757	1.64625419	44,049

The Acquired Fund A and Acquired Fund B net assets and composition of net assets on October 26, 2018, the valuation date of the Reorganization, were as follows:

			Accumulated
	Net Assets	Paid-in Capital	Gain/(Loss)
Acquired Fund A	$2,229,780	$2,340,235	$(110,455	)*
Acquired Fund B	4,691,491	4,095,454	596,037	*

*	Includes unrealized appreciation/depreciation of $(30,658) and $654,508 for Acquired Fund A and Acquired Fund B, respectively.

The net assets of the Acquiring Fund A and Acquiring Fund B before the acquisition were $59,198,210 and $13,977,138, respectively.  The aggregate net assets of Acquiring Fund A and Acquiring Fund B immediately after the acquisition amounted to $61,427,990 and $18,668,629, respectively.

The purpose of this transaction was to combine Acquired Fund A and Acquiring Fund A (collectively “Combined Fund A”) and Acquired Fund B and Acquiring Fund B (collectively “Combined Fund B”), all managed by CCM.  The Board and CCM believe that each of these reorganizations is in the best interests of the shareholders and each Combined Fund may benefit from the larger combined assets and efficiencies.

Assuming the acquisitions had been completed on July 1, 2018, the beginning of the fiscal reporting period of each of the Combined Funds, the pro forma results of operations for the fiscal year ended June 30, 2019 are as follows:

		Net Realized	Change in unrealized	Net (decrease) in
	Net Investment	gain/(loss) on	gain/(loss) on	net assets resulting
Fund	(losses)	investments	investments	from operations
Combined Fund A	$(635,930)	$2,014,673	$3,054,783	$4,433,526
Combined Fund B	81,193	2,075,345	(1,639,412)	517,126

Because the combined Fund portfolios have each been managed as single integrated portfolios since the acquisitions were completed, it is not practicable to separate the amounts of revenue and earnings of each of the Acquired Funds that have been included in the Funds’ Statements of Operations since October 26, 2018.

2019 ANNUAL REPORT

Notes to the Financial Statements (continued)

Note 11 — Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications.

The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Trust, and, therefore, cannot be estimated; however, based on experience, risk of loss from such claims is considered remote.

Note 12 — Events Subsequent to Year-End

Management has evaluated portfolio related events and transactions that occurred subsequent to June 30, 2019 through the date of issuance of the financial statements.   There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the financial statements.

2019 ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Quaker Investment Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Quaker Impact Growth Fund and Quaker Small / Mid-Cap Impact Value Fund (the “Funds”), each a series of Quaker Investment Trust (the “Trust”), including the schedules of investments, as of June 30, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of June 30, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2012.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
August 23, 2019

2019 ANNUAL REPORT

Trustees and Officers (unaudited)

June 30, 2019

The Board has overall responsibility for conduct of the Trust’s affairs. The day-to-day operations of the Trust are managed by CCM subject to the Bylaws of the Trust and review by the Board. The Trustees, including those Trustees who are also officers, are listed below:

		Serving as			Other
		an Officer		Portfolios	Directorships
Name, Age &	Position(s) Held	or Trustee of	Principal Occupation(s)	Overseen by	Held by
Address*	with the Trust	the Trust	During Past 5 Years	Trustee	Trustee(1)
Independent Trustees
James R. Brinton	Chair	Since 2018	Vice President, BMT Insurance	2	None
Age 65	Trustee	Since 2002	Advisors (a commercial insurance
	Lead	2007–2018	brokerage firm) since 2015;
	Independent		President, Robert J. McAllister
	Trustee		Agency, Inc. (a commercial
insurance brokerage firm).
Everett T. Keech	Trustee	2005–Present	Chairman, Technology	2	Director,
Age 79			Development Corp., since 1997;		Technology
			Affiliated Faculty, University		Development
			of Pennsylvania since 1998.		Corp.
Gary Edward Shugrue	Trustee	2008–Present	Veritable, LP (investment advisory	2	Director,
Age 65			firm) since 2015; President and		Agility Multi-
			Chief Investment Officer,		Asset Income
			Ascendant Capital Partners		Fund;
			from 2001–2015.		Cliffwater
Corporate
Lending Fund;
Corben Multi-
Strategy
Fund, LLC;
and Vivaldi
Opportunities
Fund
Warren West	Trustee	2003–Present	Retired since 2017. Greentree	2	None
Age 62			Brokerage Services, Inc.
from 1998–2017.
Interested Trustee
Alyssa Greenspan(2)	President	Since	President, Community Capital	2	Director,
Age 47		January, 2018	Management, Inc. since		Impact Shares
	Trustee	Since	January 2015; Chief Operating
		June, 2018	Officer, Community Capital
Management, Inc. since June
2009; Senior Vice President and
Portfolio Manager, Community
Capital Management, Inc.
since May 2003.

2019 ANNUAL REPORT

Trustees and Officers (unaudited) (continued)

		Serving as			Other
		an Officer		Portfolios	Directorships
Name, Age &	Position(s) Held	or Trustee of	Principal Occupation(s)	Overseen by	Held by
Address*	with the Trust	the Trust	During Past 5 Years	Trustee	Trustee(1)
Officers
Todd Cohen	Secretary	Since	Chief Executive Officer,	N/A	N/A
Age 53		June, 2018	Community Capital
Management, Inc. since
January 2015; President and Chief
Investment Officer, Community
Capital Management, Inc.
January 2007–January 2015.
David K. Downes	Treasurer	Since	Chair of the Board of Community	N/A	N/A
Age 79		June, 2018	Capital Management, Inc. since
January 2016; Vice Chair of
Community Capital Management,
Inc. from February 2015 to January
2016; Chief Executive
Officer, Community Capital
Management, Inc. from
January 2004–February 2015.
Stefanie Little	Chief Compliance	Since	Chief Compliance Officer,	N/A	N/A
Age 51	Officer	June, 2018	Community Capital Management,
Inc. (2010–present). Chief
Compliance Officer for Quaker
Investment Trust since June, 2018.
Founder of Chenery Compliance
Group, LLC (2015–present);
Managing Member SEC Compliance
Alliance, LLC (2012–2019),
President of Little Consulting Group,
Inc. (2011–present).
*	The address for each Trustee and Officer is Community Capital Management, Inc., 2500 Weston Road, Suite 101, Weston, Florida 33331.
(1)
Directorship of companies required to report to the SEC under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) (i.e., “public companies”) and investment companies registered under the 1940 Act.

(2)	Ms. Greenspan is an “interested person of the Trust (as defined in the 1940 act) due to the position she holds with Community Capital Management, Inc.

The Statement of Additional Information for the Trust includes additional information about the Trustees and Officers is available, without charge, upon request by calling (800) 220-8888.

2019 ANNUAL REPORT

Trustees and Officers (unaudited) (continued)

Form N-Q Filing and Proxy Voting Policies and Procedures

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q or Part F of Form N-Port (beginning with filings after March 31, 2020). Each Fund’s Forms N-Q or Part F of Form N-Port, as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge: (i) upon request, by calling (800) 220-8888; and (ii) on the SEC’s web-site at http://www.sec.gov. Each Fund’s Forms N-Q or Part F of Form N-Port may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available: (i) without charge, upon request, by calling (800) 220-8888; and (ii) on the SEC’s web-site at http://www.sec.gov.

2019 ANNUAL REPORT

General Information (unaudited)

Tax Information

We are required to advise you within 60 days of the Funds’ fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The information below is provided for the fiscal year ending June 30, 2019. During the fiscal year ended June 30, 2019, the following Fund paid a long-term capital distribution.

Fund
Small/Mid-Cap Impact Value	$2,244,468

Individual shareholders are eligible for reduced tax rates on the following percentages of qualified dividend income. For the purposes of computing the dividends eligible for reduced taxes, the following percentage of the dividends paid by the Fund from ordinary income earned during the fiscal year are considered qualified dividend income.

Fund	Percentage
Small/Mid-Cap Impact Value	12.43%

Corporate shareholders may exclude up to the following percentages of qualifying dividends. For the purposes of computing this exclusion, the following percentage of the dividends paid by the Funds from ordinary income earned during the fiscal year represents qualifying dividends.

Fund	Percentage
Small/Mid-Cap Impact Value	9.60%

During the fiscal year ending June 30, 2019, the percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund was as follows.

Fund	Percentage
Small/Mid-Cap Impact Value	100.00%

Dividends and distributions received by retirement plans such as IRAs, Keogh type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting. Since the information above is reported for the Funds’ fiscal year and not the calendar year, shareholders should refer to their Form 1099-DIV or other tax information which will be mailed in January 2020 to determine the calendar year amounts to be included on their 2019 tax returns. Shareholders should consult their tax advisers.

Privacy Policy

Your personal privacy is important. At Quaker Investment Trust, including its subsidiaries and affiliated entities, we recognize that whether you are an existing customer or are considering a relationship with us, you have an interest in how we collect, retain and use information about you and your relationship with us.

We are committed to protecting your confidential information. We do this by maintaining standards and procedures designed to prevent the accidental disclosure of such information and/or its misuse. Our Customer Privacy Policy, which outlines how we accomplish the protection of your information, is set forth below.

2019 ANNUAL REPORT

General Information (unaudited) (continued)

I.  INFORMATION COLLECTION

We may collect “non-public personal information” about you from the following sources:

•	Information we receive from you on account applications and other account forms you provide to us;

•	Information about your transactions with us, our affiliates, and other entities;

•
Information we receive from third parties, such as credit bureaus, the IRS, and others. “Non-public personal information” is non-public information about you that we obtain in connection with providing a financial product or service to you. For example, non-public personal information includes information regarding your account balance, shares held, which funds you own, your investment history, etc.

II. INFORMATION USE & SHARING WITH THIRD PARTIES

We are permitted under law to share information about our experiences or transactions with you or your account (such as your account balance, shares owned, and investment history) with affiliates. We may also share additional information about you or your account (such as information we receive from account applications and other correspondence) with our affiliates. We do not disclose information to our affiliates that does not directly relate to our or our affiliates’, experiences or transactions with your account.

We are also permitted under law to disclose non-public information about you to “non-affiliated third parties” in certain circumstances. We may share certain kinds of customer information with these third parties solely to facilitate the offering, administration, collection and delivery of our services to you, and only under strictly controlled circumstances designed to protect the privacy of your information. We require any non-affiliated third party with whom we share such information to execute our Confidentiality and Consumer Privacy Protection Agreement. Under that agreement, those parties are not allowed to release, use for their own purposes, or sell, transfer or provide any customer information we share with them to any other party.

You should be aware that there may be occasions where we are legally required to disclose information about you, such as in response to a governmental or court order.

If you decide to close your account with us, we will continue to adhere to these privacy policies. Lastly, we do not sell customer lists or individual customer information.

III. SECURITY STANDARDS

At Quaker Investment Trust and our affiliates, employee access to customer information is authorized for business purposes only and only for employees who need to know such information.

We regularly train our employees on privacy and privacy security, and we have established and continuously maintain standards and procedures to protect the privacy of your information.

When you use our on-line (Internet) products and services, we may collect information about you to personalize our services to you, but we do not share any such information or your email information to anyone other than our affiliates, unless compelled to do so under law.

IV. ACCURACY

We continually strive to maintain complete and accurate information about you and your accounts. Should you ever believe that our records are inaccurate or incomplete, please call us immediately at 1-800-220-8888. We will investigate your concerns and correct any inaccuracies. We will also confirm to you the actions we have taken concerning your account. You may also write to us at the Quaker Investment Trust, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

2019 ANNUAL REPORT

General Information (unaudited) (continued)

Notice Regarding Delivery of Shareholder Documents

In an effort to decrease costs, each Fund intends to reduce the number of duplicate Prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-220-8888 to request individual copies of these documents. Once a Fund receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

2019 ANNUAL REPORT

(This Page Intentionally Left Blank.)

The Quaker Funds are distributed by
Foreside Fund Services, LLC.

Contact us:
Quaker Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC.
PO Box 701
Milwaukee, WI 53201-0701
800.220.8888
www.quakerfunds.com

©2019 Quaker® Investment Trust

QKAR 062019

Item 2. Code of Ethics.

As of the period ended June 30, 2019 (the “Reporting Period”), the Registrant has adopted a code of ethics that applies to the Registrant’s Principal Executive Officer and Principal Financial Officer. During the Reporting Period, there have been no changes to, amendments to, or waivers from, any provision of the code of ethics. A copy of this code of ethics, dated June 30, 2018, is filed as an Exhibit to this Form N-CSR pursuant to Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees (the “Board”) has determined that the Registrant has one audit committee financial expert serving on its audit committee. The Board has designated Gary E. Shugrue audit committee financial expert serving on the registrant’s audit committee, and determined that Gary E. Shugrue is independent within the meaning of paragraph (a)(2) of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)
Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered to the Registrant by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $25,000 for 2019 and $50,000 for 2018. The decrease in fees billed is due to the decrease from four to two portfolios in the Trust.

(b)
Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services rendered to the Registrant by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2019 and $0 for 2018.

(c)
Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered to the Registrant by the principal accountant for tax compliance, tax advice, and tax planning are $10,000 for 2019 and $10,000 for 2018. The services for each of the fiscal years ended June 30, 2019 and June 30, 2018 consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; and (iii) tax advice regarding tax qualification. All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2019 and $0 for 2018.

(d)
The Audit Committee of the Board of Trustees (the “Audit Committee”) has not adopted pre-approval policies and procedures. Instead, pursuant to the registrant’s Audit Committee Charter that has been adopted by the Audit Committee, the Audit Committee shall approve, prior to appointment, the engagement of the auditor to provide audit services to the registrant and non-audit services to the registrant, its investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides on-going services to the registrant if the engagement relates directly to the operations and financial reporting of the Registrant.

(e)	All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full time permanent employees of the principal accountant.
(f)
The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant and to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and whose activities are overseen by the Registrant’s investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, for each of the Registrant’s last two fiscal years are $0 for 2019 and $0 for 2018.

(g)
The Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser is compatible with maintaining the principal accountant’s independence. The Audit Committee has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)
A Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1, Report to Shareholders, of this Form N-CSR.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)   (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b) Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002.  Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Quaker Investment Trust

By (Signature and Title)           /s/Alyssa Greenspan
    Alyssa Greenspan,
     President/Principal Executive Officer

Date    August 29, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)          /s/Alyssa Greenspan
Alyssa Greenspan,
President/Principal Executive Officer

Date    August 29, 2019

By (Signature and Title)          /s/David Downes
David Downes,
Treasurer/Principal Financial Officer

Date    August 29, 2019